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                                                                   Exhibit 10.71

                             TELETECH HOLDINGS, INC.
                           RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is entered into between
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TELETECH HOLDINGS, INC., a Delaware corporation ("TeleTech"), and James E.
                                                  --------
Barlett ("Grantee"), as of October 15, 2001 (the "Grant Date"). In consideration
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of the mutual promises and covenants made herein, the parties hereby agree as follows:

     1. Grant of Restricted Stock. Subject to the terms and conditions of the
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TeleTech Holdings, Inc. 1999 Stock Option and Incentive Plan as amended (the
"Plan"), a copy of which is attached hereto and incorporated herein by this
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reference, TeleTech grants to Grantee restricted stock (the "Restricted Stock")
in the amount of 200,000 shares (the "Grant") of TeleTech's common stock, $.01
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par value (the "Common Stock").
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     2. Term: Grant Rights. Except as provided below, the Grant shall be valid
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for a term commencing on the Grant Date and ending upon the date when all restrictions on the Restricted Stock under the Grant have lapsed. (the "Expiration Date").
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          (a) Rights Upon Termination of Employment. If Grantee ceases to be
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employed by TeleTech or any of its subsidiaries or affiliates (collectively, the
"Subsidiaries") for any reason other than (i) for "Cause" (as defined herein),
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(ii) Grantee's death, or (iii) Grantee's mental, physical or emotional disability or condition (a "Disability"), the restrictions shall lapse on any
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remaining portion of the Grant that remains restricted on the date of termination of employment up to 100,000 shares, and any then remaining shares subject to restrictions shall be immediately cancelled and Grantee shall forfeit all rights thereto.

          (b) Rights Upon Termination For Cause. If Grantee's employment with
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TeleTech and/or its Subsidiaries is terminated for Cause, the Grant shall be immediately cancelled, no portion of the Grant may be earned thereafter and Grantee shall forfeit all rights to the unearned portion of the Grant. The term "Cause" shall have the meaning given to such term or to the term "For Cause" or other similar phrase in Grantee's Employment Agreement with TeleTech or any Subsidiary; provided, however, that (i) if at any time Grantee's employment with TeleTech or any Subsidiary is not governed by an employment agreement, then the term "Cause" shall have the meaning given to such term in the Plan, and (ii) "Cause" shall exclude Grantee's death or Disability.

          (c) Rights Upon Grantee's Death or Disability. If Grantee's employment
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with TeleTech and/or its Subsidiaries is terminated as a result of Grantee's death or Disability, Grantee shall forfeit all rights to the unearned portion of the Grant.

     3. Restriction Lapse. The shares of Restricted Stock subject to the Grant
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shall be restricted and the Grant may only be earned to the extent that the restrictions on the stock under the Grant have lapsed according to the schedule ("Schedule") below or in accordance with Subsection 4 below.

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Restriction Lapse Date                     Cumulative Percentage of Grant Earned
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October 15, 2003                           50%
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October 15, 2005                           100%
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Grantee must be employed by TeleTech or any Subsidiary on any Restriction Lapse
Date, in order to earn the portion of the Grant set forth in the chart above. No portion of the Grant shall be earned between Restriction Lapse Dates; if Grantee ceases to be employed by TeleTech or any Subsidiary for any reason, then except as specifically provided herein, any portion of the Grant that is scheduled to be earned on any Restriction Lapse Date after the date Grantee's employment is terminated automatically shall be forfeited as of the termination of employment.

4.   Restriction Lapses Following a Change in Control
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          (a) Change in Control. Notwithstanding the Schedule contained in
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Section 3, upon a Change in Control restrictions shall lapse automatically with respect to 100,000 shares of Restricted Stock under the Grant.

          (b) Definition of "Change in Control". For purposes of this Agreement,
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"Change in Control" means the occurrence of any one of the following events:
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               (i) any consolidation, merger or other similar transaction (A)
     involving TeleTech, if TeleTech is not the continuing or surviving corporation, or (B) which contemplates that all or substantially all of the business and/or assets of TeleTech will be controlled by another corporation;

               (ii) any sale, lease, exchange or transfer (in one transaction or series of related transactions) of all or substantially all of the assets of TeleTech (a "Disposition"); provided, however, that the foregoing shall
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     not apply to any Disposition to a corporation with respect to which, following such Disposition, more than 51% of the combined voting power of the then outstanding voting securities of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of at least 51% of the then outstanding Common Stock and/or other voting securities of TeleTech immediately prior to such Disposition, in substantially the same proportion as their ownership immediately prior to such Disposition;

               (iii) approval by the stockholders of TeleTech of any plan or proposal for the liquidation or dissolution of TeleTech, unless such plan or proposal is abandoned within 60 days following such approval;

               (iv) the acquisition by any "person" (as such term is used in

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     Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as
     amended), or two or more persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 51% or more of the outstanding shares of voting stock of TeleTech; provided, however, that for purposes of the foregoing,
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     "person" excludes Kenneth D. Tuchman and his affiliates; provided, further
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     that the foregoing shall exclude any such acquisition (A) by any person made directly from TeleTech, (B) made by TeleTech or any Subsidiary, or (C) made by an employee benefit plan (or related trust) sponsored or maintained by TeleTech or any Subsidiary; or

               (v) if, during any period of 15 consecutive calendar months commencing at any time on or after the Grant Date, those individuals (the "Continuing Directors") who either (A) were directors of TeleTech on the
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     first day of each such 15-month period, or (B) subsequently became directors of TeleTech and whose actual election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of TeleTech, cease to constitute a majority of the board of directors of TeleTech.

          (c) Earning Upon Achievement of Gross Revenue and EPS Targets. Grantee
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will be entitled to accelerated lapses of restrictions on Restricted Stock under the Grant as set forth below upon the occurrence of the following events:

               (i) Upon completion of the audited financial statements of TeleTech for fiscal year 2002, if TeleTech achieves gross revenue of $1,145,000,000 or greater and earnings per share of $0.69 or greater, exclusive in both cases of any acquisitions completed during 2002, the restrictions on 50,000 shares subject to the Grant shall automatically lapse. Such accelerated lapses will be in addition to the cumulative percentage of the Grant earned prior to the accelerated lapse according to the Schedule. In the event that Grantee is not entitled to accelerated lapses, the Schedule shall remain in full force and effect.

               (ii) Upon completion of the audited financial statements of TeleTech for fiscal year 2003, if TeleTech achieves gross revenue of $1,430,000,000 or greater and earnings per share of $1.00 or greater, exclusive in both cases of any acquisitions completed during 2002 and 2003 , the restrictions on 50,000 shares subject to the Grant shall automatically lapse. Such accelerated lapses will be in addition to the cumulative percentage of the Grant earned prior to accelerated lapses according to the Schedule. In the event that Grantee is not entitled to accelerated lapses, the Schedule shall remain in full force and effect.

     5. Certificates. All certificates representing shares under the Grant
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issued to the Grantee pursuant to this Agreement will contain the following legend:

          "This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the TeleTech

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          Holdings, Inc. 1999 Stock Option and Incentive Plan, as amended and an
          Agreement entered into by the registered owner. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of said TeleTech Holdings, Inc.."

The shares of Restricted Stock under the Grant will be unregistered shares and, in addition to the legend set forth above, shall contain the following legend:

          "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and are `restricted securities' as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company".

     6. Rights of Grantee. Exception for the restrictions set forth herein, the
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Grantee will have any and all rights of a stockholder of Common Stock of the
Company, including voting rights and the right to receive dividends.

     7. Grants Not Transferable and Subject to Certain Restrictions. Unearned
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shares may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code. During Grantee's lifetime, the Grant may be earned only by the Grantee.

     8. Acceptance of Plan. Grantee hereby accepts and agrees to be bound by all
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the terms and conditions of the Plan.

     9. No Right to Employment. Nothing herein contained shall confer upon
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Grantee any right to continuation of employment by TeleTech or any Subsidiary, or interfere with the right of TeleTech or any Subsidiary to terminate at any time the employment of Grantee.

     10. Compliance with Securities Laws. The shares of Restricted Stock issued
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pursuant to the Grant shall be unregistered shares which have not been registered under the Securities and Exchange Act of 1933, as amended (the "Act")and are restricted securities under as that terms is defined in Rule 144 under the Act. The issuance of the shares of Restricted Stock and any subsequent sale or transfer, must comply with all relevant provisions of law including, without limitation, the Act, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which Common Stock may then be listed, and shall be further subject to the approval of counsel for TeleTech with respect to such compliance. If, in the opinion of counsel for TeleTech, a representation is required to be

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made by Grantee in order to satisfy any of the foregoing relevant provisions of law, TeleTech may, as a condition to the lapse on restrictions of the shares of Restricted Stock under the Grant, require Grantee to represent and warrant at the time of lapse that the Shares to be delivered as a result of such lapse are being acquired solely for investment and without any present intention to sell or distribute such shares.

     11. Adjustments. Subject to the sole discretion of the Board of Directors,
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TeleTech may, with respect to any unearned portion of the Grant, make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares covered by the Grant in the event of a change in the corporate structure or shares of TeleTech; provided, however, that no adjustment shall be made for the issuance of preferred stock of TeleTech or the conversion of convertible preferred stock of TeleTech. For purposes of this
Section 11, a change in the corporate structure or shares of TeleTech includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, spin-off, reorganization or liquidation, and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of TeleTech or another entity.

     12. No Other Rights. Grantee hereby acknowledges and agrees that, except as
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set forth herein, no other representations or promises, either oral or written, have been made by TeleTech, any Subsidiary or anyone acting on their behalf with respect to Grantee's right to acquire any shares of Common Stock, stock Grants or awards under the Plan, and Grantee hereby releases, acquits and forever discharges TeleTech, the Subsidiaries and anyone acting on their behalf of and from all claims, demands or causes of action whatsoever relating to any such representations or promises and waives forever any claim, demand or action against TeleTech, any Subsidiary or anyone acting on their behalf with respect thereto.

     13. Confidentiality. GRANTEE AGREES NOT TO DISCLOSE, DIRECTLY OR
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INDIRECTLY, TO ANY OTHER EMPLOYEE OF TELETECH AND TO KEEP CONFIDENTIAL ALL
INFORMATION RELATING TO ANY GRANTS OR OTHER AWARDS GRANTED TO GRANTEE, PURSUANT TO THE PLAN OR OTHERWISE, INCLUDING THE AMOUNT OF ANY SUCH AWARD, THE EXERCISE PRICE AND THE RATE OF VESTING THEREOF; PROVIDED THAT GRANTEE SHALL BE ENTITLED TO DISCLOSE SUCH INFORMATION TO SUCH OF GRANTEE'S ADVISORS, REPRESENTATIVES OR AGENTS, OR TO SUCH OF TELETECH'S OFFICERS, ADVISORS, REPRESENTATIVES OR AGENTS (INCLUDING LEGAL AND ACCOUNTING ADVISORS), WHO HAVE A NEED TO KNOW SUCH INFORMATION FOR LEGITIMATE TAX, FINANCIAL PLANNING OR OTHER SUCH PURPOSES OR AS REQUIRED BY THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION.

     14. Severability. Any provision of this Agreement (or portion thereof) that
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is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 14, be ineffective to the extent of such invalidity, illegality

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or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.

     15. References. Capitalized terms not otherwise defined herein shall have
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the same meaning ascribed to them in the Plan.

     16. Entire Agreement. This Agreement (including the Plan, which is
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incorporated herein) constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior and contemporaneous agreements, oral or written, between TeleTech and Grantee relating to Grantee's entitlement to stock grants, Common Stock or similar benefits, under the Plan or otherwise.

     17. Amendment. This Agreement may be amended and/or terminated at any time
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by mutual written agreement of TeleTech and Grantee.

     18. No Third Party Beneficiary. Nothing in this Agreement, expressed or
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implied, is intended to confer on any person other than Grantee and Grantee's respective successors and assigns expressly permitted herein, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     19. Governing Law. The construction and operation of this Agreement are
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governed by the laws of the State of Delaware (without regard to its conflict of laws provisions).

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     Executed as of the date first written above.

                                       TELETECH HOLDINGS, INC.


                                       By:
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                                          Kenneth D. Tuchman
                                          Chief Financial Officer


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                                       Signature of James E. Barlett ("Grantee")


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                                       Grantee's Social Security Number